METROPOLITAN WEST FUNDS

Metropolitan West Unconstrained Bond Fund

(I Share: MWCIX; M Share: MWCRX; Plan Share: MWCPX)

Supplement dated August 15, 2023 to the

Summary Prospectus (the “Summary Prospectus”)

dated July 29, 2023

For current and prospective investors in the Metropolitan West Unconstrained Bond Fund (the “Fund”):

Effective August 15, 2023, Steven J. Purdy will be added to the portfolio management team of the Fund.

Therefore, effective August 15, 2023, the disclosure under the heading “Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA	12 Years	Founding Partner and Generalist Portfolio Manager
Laird Landmann	12 Years	Founding Partner and Generalist Portfolio Manager
Steven J. Purdy	Since August 2023	Managing Director
Bryan T. Whalen, CFA	12 Years	Generalist Portfolio Manager

Please retain this Supplement for future reference.